SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                           ________________________



                                   FORM 8-K



                                CURRENT REPORT


            Pursuant to Section 12(g) and Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 15, 1998



                         TECH ELECTRO INDUSTRIES, INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)




           Texas                     0-27210                 75-2408297
----------------------------   --------------------     -------------------
       (State or other         (Commission File No.)   (IRS Employer ID No.)
jurisdiction of incorporation)


2941 Main Street, Suite 300-B, Santa Monica, California             90405
-------------------------------------------------------            --------
    (Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code: (310) 396-1782



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Item 5.     Other Events
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            On October 15, 1998, Tech Electro Industries, Inc.  (the "Company")
received a letter from the Nasdaq Stock Market ("Nasdaq") informing the Company of Nasdaq's decision to delist the Company from The Nasdaq SmallCap Market, effective with the close of business on Wednesday, October 21, 1998, based on purported non-compliance with the Nasdaq net tangible asset requirement of $2,000,000.

            The Company believes that it is and has been in compliance with all Nasdaq listing requirements, and on October 19, 1998, the Company submitted to Nasdaq a request for an oral hearing to contest the delisting decision.
Nasdaq's decision to delist the Company has been stayed, pending the oral hearing.

Item 7.     Financial Statements and Exhibits
-------     ---------------------------------

            (a)     Financial Statements

                    None

            (c)     Exhibits

10.1 The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1998, incorporated herein by this reference.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TECH ELECTRO INDUSTRIES, INC.



Date:  October 23, 1998                /s/ David Kaye
                                       ------------------------------
                                       David Kaye
                                       Chief Financial Officer